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                                                                 Exhibit 10.4(u)

                                WAIVER AGREEMENT

     THIS WAIVER AGREEMENT (hereinafter referred to as this "Agreement") is made and entered into as of the 13th day of March, 2006, by and among INNOTRAC CORPORATION, a Georgia corporation and successor by merger to iFULFILLMENT, Inc., a Georgia corporation (hereinafter referred to as "Borrower"), and WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to SOUTHTRUST BANK, (hereinafter referred to as "Bank").

                              BACKGROUND STATEMENT

     Borrower and Bank are parties to that certain Third Amended and Restated Line of Credit Note dated May 10, 2004, made by Borrower (and iFulfillment, Inc.) to the order of Bank in the original principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00), as modified by the parties from time to time (hereinafter referred to as the "Note", and the loan evidenced thereby as the "Loan"). The Note is secured by that certain (a) Second Amended and Restated Loan and Security Agreement by and between Borrower and Bank dated as of April 3, 2003, as subsequently modified by the parties from time to time (the "Loan Agreement"), and (b) any and all other documents related to the aforementioned documents, as subsequently modified by the parties from time to time (hereinafter collectively referred to as the "Loan Documents").

     Borrower has (i) advised Bank that Borrower did not comply with Section 6.22(1) or Section 6.22(3) for its fiscal quarter ending December 31, 2005 (collectively, the "2005 Financial Covenant Defaults"), and (ii) requested Bank waive the 2005 Financial Covenant Defaults.

     Bank has so agreed to waive the 2005 Financial Covenant Defaults, subject to the terms and conditions more specifically set forth below.

                                    AGREEMENT

     FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank do hereby agree as follows:

     1. WAIVER OF 2005 FINANCIAL COVENANT DEFAULTS. Bank hereby waives the 2005 Financial Covenant Defaults and Borrower agrees to strictly comply with the Loan Agreement hereafter. Borrower hereby agrees that nothing herein shall constitute a waiver by Bank of any default (except as expressly provided in this paragraph 1 with respect to the 2005 Financial Covenant Defaults), whether known or unknown, which may exist under the Loan Agreement or any other Loan Document. Borrower hereby further agrees that no action, inaction or agreement by Bank, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loans or other Obligations or any portion thereof, or with respect to matters involving collateral security for the Loans or other Obligations, or with respect to any other matter relating to the Loans or other Obligations, shall require or imply any further extension, indulgence, waiver, consent or agreement by Bank. Except as expressly provided in this paragraph 1, Borrower hereby acknowledges and agrees that Bank has not made any agreement, and is in no

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way obligated, to grant any further extension, indulgence, waiver or consent with respect to the Loans, the other Obligations, the Loan Agreement or any other Loan Document.

     2. RATIFICATION; EXPENSES. Except as herein expressly modified or amended, all the terms and conditions of the Note, the Loan Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. In consideration of Bank agreeing to modify the Loan Agreement, Borrower agrees to pay all fees and expenses incurred in connection with this Agreement, including Bank's attorneys' fees and expenses.

     3. NO DEFENSES; RELEASE. For purposes of this Paragraph 3, the terms "Borrower Parties" and "Bank Parties" shall mean and include Borrower and Bank, respectively, and each of their respective predecessors, successors, and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner, and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties: and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Borrower hereby acknowledges, represents and agrees: that Borrower has no defenses, setoffs, claims, counterclaims, recoupments or causes of action of any kind or nature whatsoever with respect to the Loan, the Note and the other Loan Documents or the indebtedness evidence and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Loan, or with respect to any other administration or funding of the Loan, or with respect to any other transaction, matter of occurrence between any of the Borrower Parties and any Bank Parties or with respect to any acts or omissions of any Bank Parties, with respect to each of the same, limited only to the extent that such acts, claims or actions exist on or prior to the date hereof (all of said defenses, setoffs, claims, counterclaims, recoupments or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that Borrower may be deemed to have any Loan Related Claims, Borrower does hereby expressly waive, release and relinquish any and such Loan Related Claims, whether or not known to or suspected by Borrower; that Borrower shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Bank Parties as a result of any assertion by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto.

     4. NO NOVATION. Borrower and Bank hereby acknowledge and agree that this Agreement shall not constitute a novation of the indebtedness evidenced by the Loan Documents, and further that the terms and provisions of the Loan Documents are hereby ratified and affirmed and shall remain valid and in full force and effect except as may be hereinabove modified and amended.

     5. NO RELEASE OF COLLATERAL. Borrower further acknowledges and agrees that this Agreement shall in no way occasion a release of any collateral held by Bank as security to or for the Loan, and that all collateral held by Bank as security to or for the Loan shall continue to secure the Loan.


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     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Borrower and Bank and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

     7. CONDITIONS PRECEDENT. This Agreement shall become effective only upon
(i) payment by Borrower to Bank of a fully-earned and non-refundable waiver fee in immediately available funds equal to $10,000 and (ii) execution and delivery of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed and under seal by Borrower and Bank, as of the day and year first above written.

                                        BORROWER:

                                        INNOTRAC CORPORATION, a Georgia
                                        corporation (SEAL)


                                        BY: /s/ Scott D. Dorfman
                                            ------------------------------------
                                            Scott D. Dorfman, Chairman,
                                            President and
                                            Chief Executive Officer


                                        Attest: /s/ Christine A. Herren
                                                --------------------------------
                                                Christine A. Herren, Assistant
                                                Secretary


                                        BANK:

                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        successor by merger to SouthTrust Bank


                                        By: /s/ Catherine Cowan
                                            ------------------------------------
                                            Catherine Cowan, Director


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